EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Buffalo Wild Wings, Inc. (the “Company”) on Form 10-Q for the quarter ended September 26, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Sally J. Smith, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 3, 2010

By:	/s/ Sally J. Smith
Sally J. Smith
Chief Executive Officer